THOMSON REUTERS STREETEVENTS EDITED TRANSCRIPT ANF - Abercrombie & Fitch Co at Jefferies Consumer Conference EVENT DATE/TIME: JUNE 23, 2015 / 2:30PM GMT THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2015 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

C O R P O R A T E P A R T I C I P A N T S Jonathan Ramsden Abercrombie & Fitch Co. - COO Fran Horowitz Abercrombie & Fitch Co. - Brand President, Hollister Co. C O N F E R E N C E C A L L P A R T I C I P A N T S Eddie Plank Jefferies & Co. - Analyst P R E S E N T A T I O N Eddie Plank - Jefferies & Co. - Analyst Good morning, everyone. I'm Eddie Plank. I cover footwear here at Jefferies. Also support the specialty retail team with Randy Konik. Very pleased to introduce our next presenters, Abercrombie & Fitch. With us today are COO, Jonathan Ramsden; Hollister Brand President, Fran Horowitz; and VP of Finance, Brian Logan. After the team's prepared remarks, we'll open it up for some Q&A. Jonathan. Jonathan Ramsden - Abercrombie & Fitch Co. - COO Good morning, everyone and thanks, Eddie, for hosting us today. We're glad that Fran is able to join us this morning as our relatively new Hollister Brand President. So before we start, we are going to remind you that any forward-looking statements we may make today are subject to the Safe Harbor statement found in our SEC filings and also please refer to our Form 10-Q filed on June 8 for a reconciliation of non-GAAP measures that we'll be referring to in the presentation. So clearly, there has been a great deal of change at A&F, but there is a high level of alignment within the Company around the strategies we are pursuing, and a strong belief that we are moving in the right direction with our strategies to reinvigorate the brands and position the business for future success. So this morning, we're going to focus on those strategies. I'm going to give some overall comments and then Fran is going to speak to some of the specifics of some of the strategies. So broadly, these strategies fall into the following buckets -- store experience, as we reference here; evolving and clearly defining the positioning of our brands; putting the customer at the center of everything we do, ensuring we're offering a desirable and compelling merchandise assortment; optimizing our brand reach both domestically and internationally; and reducing costs and driving efficiency through continuous profit improvement; and finally ensuring that we are properly structured to effectively execute against each of these strategies. So as I said, I'm going to touch on a few points on each of these to begin with and then Fran is going to provide some additional color. So starting with customer centricity, we've made some significant changes in our stores over the past few months in an effort to create a faster, easier and more enjoyable shopping experience. And this includes both physical and operational changes to our stores, as well as how we incentivize and train our store associates. And we believe these efforts have the potential to be a significant driver to improving store productivity as we go forward. We've also made a number of changes to ensure we deliver a seamless experience across channels. This includes website enhancements, mobile optimization, and expanding our omnichannel capabilities. We continue to see a shift to mobile engagement with approximately 50% of all site traffic now coming from mobile devices. We currently have enabled order-in-store in all US stores and ship-from-store in approximately half of the US fleet. We continue to roll out ship-from-store and expect to have that up and running in 70% of US stores by the end of the current quarter and in the UK and Canada by the end of the year. In addition, by year-end, we expect to have click-and-collect operating in the UK, a market where it's very important and we'll be enabling online returns to stores in Europe, again starting with the UK. Moving ahead, we will continue to optimize the global reach of our brands through a number of strategies. First, continued international store openings in select markets in Asia and the Middle East. Our new international stores continue to meet or exceed our expectations, particularly the recently opened Hollister store in Dubai, which is trending to be one of our highest volume stores globally. Second, by growing our outlet business, 2 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2015 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. JUNE 23, 2015 / 2:30PM, ANF - Abercrombie & Fitch Co at Jefferies Consumer Conference

primarily within the US. We're pleased with the performance of our outlet stores, which continue to produce positive comps, as well as our newest MFO stores, which continue to perform well with solid margins. And third, moving forward with franchising, wholesaling and licensing opportunities. Last month, we opened our first franchise store in Guadalajara, Mexico. We have plans for four additional franchise stores in Mexico this year, including two A&F stores and we see franchising as a way to selectively extend the reach of our brands to new locations and markets with minimal capital investments in markets where we think that's appropriate or more appropriate than opening our own stores. After a successful wholesale partnership with Asos -- a successful start to that partnership -- we plan to extend that partnership to the Hollister brand in the second quarter and, in addition, we plan to expand our A&F wholesaling business with a new international partnership in the third quarter of this year, and these opportunities give us the chance to expose our brands to a broader base of consumers. We are also excited about our first licensing arrangements with Inter Parfums, who will sell our Fierce fragrance products in Sephora stores in France and in various global duty-free locations beginning in this quarter. And they are also working on launching new products with us for the spring of 2016. On the other side of the equation with regard to brand reach and channel optimization, closing underperforming stores is an important aspect of improving overall store productivity and channel optimization. Since 2010, we've closed over 25% of our US fleet. We will continue to close underperforming stores and expect to close approximately 60 stores in the US during 2015 through natural lease expirations. And with nearly 70% of our US leases expiring by the end of 2017, we continue to have significant flexibility as we work to strike the right balance in a changing environment. Regarding our European stores, productivity and profitability still remain healthy in absolute terms with the majority of the stores still generating annual four-wall EBITDA margins above 20% and with only a handful of stores under 10% EBITDA margins. Although we also retain a great deal of lease flexibility in Europe, where we have the ability to exit over 50% of our leases in the next three years, we do not currently foresee closing many stores in the region. Another key element of our strategic actions is reducing cost and driving efficiency. During the first quarter, we launched the continuous profit improvement program, which is the evolution of our highly successful profit improvement initiative that generated $0.250 billion in savings over the past two years. Continuous profit improvement is a companywide initiative that will continue to leverage strong engagement from associates across the organization. The program has already yielded savings, some of which were reflected in the comments we made on the first-quarter earnings call. We also continue to be disciplined in managing our capital and have prioritized investments around our strategic initiatives. For 2015, CapEx is still targeted at around $150 million. This includes DTC and IT investments to support our strategic initiatives, as well as new stores, store models and refreshes, including the continued rollout of the new Hollister storefronts and the testing of new store prototypes within both brands. Our ability to create a fresh and compelling new store formats at a reasonable capital cost while significantly increasing unit density has the potential to be a significant value driver. Finally, having the right organizational structure in place to drive accountability and ownership in the business is a key part of our strategy. During the first quarter, we completed our transition to the branded structure and rolled out incentive programs to drive accountability and business results. We also supplemented the branded teams by hiring several senior-level associates in design, merchandising and planning, as well as in marketing. At this stage, we feel we have most of the key positions filled through a combination of internal appointments and external hires. So with that, I'm going to hand over to Fran who will provide some more color around some of these strategic actions. 3 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2015 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. JUNE 23, 2015 / 2:30PM, ANF - Abercrombie & Fitch Co at Jefferies Consumer Conference

Fran Horowitz - Abercrombie & Fitch Co. - Brand President, Hollister Co. Thank you, Jonathan and good morning, everyone. As Jonathan mentioned, we have made and continue to make changes in our efforts to improve brand productivity. Starting first with brand positioning, my team and I have been working on defining the modern Hollister brand. As we look to the future, we see the Hollister brand increasingly rooted in the Southern California lifestyle, evoking feelings of happy and fun while maintaining a free-spirited and confident attitude. We strongly believe that these emotions are relatable to our customers all over the world. Evolving our brand marketing, we will move our imagery beyond just the beach to create a more authentic Southern California experience. In addition, we will engage our customers on their terms using channels they deem most relevant such as on Instagram, where Hollister ranks best in retail for fan growth, ad recall and engagement. We are further enhancing our customer engagement by region as we are testing localized marketing content beginning in the second quarter within the UK and China. Obviously, fan engagement is only one aspect in the evolution and must be aligned with a strong brand experience and relevant products. We believe a strong brand experience starts with the customer. To that end, we have made significant changes in our store experience to create a faster, easier and more inviting shopping experience. This includes removing a number of fixtures and props that will no longer be part of the Hollister experience, as well as making adjustments to music, lighting and scent. These changes were made in an effort to increase the focus on the product and remove barriers to purchase. We continue to roll out the updated Hollister storefront around the world. We remain pleased with the store productivity of the converted stores, which still are experiencing a high single digit lift in sales and gross profit. In addition, we are in the process of developing and testing options for future in-store prototypes. We have recently retrofitted five Hollister stores with a fully redesign and refixtured interior. From the customer's perspective, the improved interior will increase visibility, create a more open layout and brighter color themes. From a store productivity perspective, the prototype increases on-floor capacity, allows for more placement flexibility between genders and reduces unproductive stockroom space. Importantly, the store retains but modernizes the essence and feel of the Hollister brand. We are pleased by the initial customer reaction and will continue to refine the prototype model based on our initial tests. Changing the customers' physical experience is only half of the equation as we are also aligning our customer-centric actions within our digital experience to create a seamless brand experience across all platforms and channels. In regard to online where many customers start their shopping journey, our emphasis is on enhancing the site to improve and expand navigation, enhance product content and fit, integration of customer reviews and product recommendations along with mobile optimization. In addition, we are broadening our on-figure imagery, which allows the customer to see the real silhouette and fit of the garment. Continuing on our customer-centric actions, we are simplifying pricing and promotional strategies. Outside of the US, we have done a significant amount of work to ensure that we are appropriately priced and positioned versus key regional competitors. As we have discussed, we have rolled out updated pricing throughout the UK, which has continued to deliver sequential comp improvement. Updated pricing will roll out to the rest of the world in the very near future. In the US, we will continue to moderate our promotional activity, simplified pricing and clarity around quality and value. In addition, we are prioritizing the allocation of store payroll towards customer-facing and selling activities. On top of producing a better experience for the customer, we are creating greater ownership and accountability within our store management team. We have launched a store management incentive program this year and continue to develop and roll out store-specific dashboard reporting and tracking tools to empower our managers to more effectively concentrate on their customer and their business. With regard to our merchandise assortment, we are evolving that assortment and ensuring the design and product content reflects current trends, as well as striking a right balance between fashion relevance, quality and value by delivering good, better, best assortment architecture with our must-haves in key categories and building tailored assortments where our broadest offerings will be in the DTC channel, North American international assortments be adjusted and customer preferences in those regions. We are also balancing our category offering with a focus on improving the tops and accessories businesses. Our tops business will be driven by improved content, fit, silhouettes and variation in color and pattern. Our accessories business will be driven by increasing assortment breadth and 4 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2015 Thomson Reuters. All rights reserved. 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presentation, including the introduction of a new test fixture, which provides better visibility and access. We are also extending size ranges within certain categories both online and in-store to appeal to a broader customer. Importantly, all of this is being supported by revamped buying and inventory management processes to ensure we have the right process in place to develop, review and buy with greater conviction behind the big ideas with depth behind the highest volume items. We are excited by the opportunity we see here and expect you'll see these efforts reflected in the products going forward. Lastly, we've made significant progress to ensure we have the right people and organizational structure to set us up for success. In this effort, I have made several senior-level hires and internal appointments across our customer-facing functions to help lead those teams. These organizational changes have created a significant amount of change in our brand and Company, which both are very different today than they were a year ago. I am confident that we are focused on the initiatives that will turn around our performance and capitalize on the strength and global reach of the Hollister brand. I will now turn it back to Jonathan. Jonathan Ramsden - Abercrombie & Fitch Co. - COO Thanks, Fran. So before we conclude, I'm just going to recap on the 2015 outlook that we provided on the last earnings call. So we do continue to expect foreign currency to be a significant headwind to our results in 2015. With regard to comp sales, the guidance we gave was that we expect to see sequential improvement into the second quarter and the back half of the year and this includes the abatement and utilization of our logo headwind as we lap the significant declines of the last year. And in fact, we may see some modest upside here in the back half of the year. We continue to expect the gross margin rate to be flat to slightly up for 2015 driven by AUC reductions offset by lower AUR, including as a result of the adverse currency effects. With regard to OpEx, excluding the effects from changes in comp sales, we now expect a year-over-year reduction of approximately $40 million primarily as a result of additional expense savings identified. Excluding from our full-year outlook are charges incurred during the first quarter, as well as other potential future charges related to impairment of store closings and other potential charges related to our restructuring efforts. For 2015, we expect the tax rate, which is highly sensitive to the earnings mix by jurisdiction, particularly at lower levels of profitability, to be elevated. But over time, we expect the sustainable tax rate to return to the mid to upper 30%s as profitability recovers within the jurisdictions in which we operate. Finally, we continue to project a weighted average share count of approximately 70 million shares, excluding the effects of potential share buybacks. We continue to believe we are taking the right steps to realize the full potential of our brands. While we recognize our turnaround won't be accomplished overnight, we expect that the efforts being undertaken will help us stabilize our business this year and lead to meaningful and lasting improvement moving forward. That concludes our prepared comments and we're happy to take your questions. Thank you. Eddie Plank - Jefferies & Co. - Analyst Just to start it off, Jonathan, in the context of all the initiatives you guys have, one of the themes of our conference has been the evolution of the consumer. How do you envision the opportunities and the challenges within what you guys are doing as you adapt to that changing consumer, particularly the team is arguably more sensitive to that? Jonathan Ramsden - Abercrombie & Fitch Co. - COO Yes, it cuts across a number of strategic actions we just talked about. Clearly we've been investing in mobile, for example, over the past couple of years, which is a platform that our consumer is heavily engaged in. We've been spending more on social media and marketing. We're looking to design a store experience or create a store experience that appeals to that consumer -- fast, easy, enjoyable shopping experience. So I think each of those strategic actions speaks to that issue. 5 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2015 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. JUNE 23, 2015 / 2:30PM, ANF - Abercrombie & Fitch Co at Jefferies Consumer Conference

Unidentified Audience Member (inaudible - microphone inaccessible) Jonathan Ramsden - Abercrombie & Fitch Co. - COO So I think the question was, pricing in the UK, how are we thinking about it relative to competitors and is it where we think it should be. Was that -- at this point? Do you want to comment on that, Fran? Fran Horowitz - Abercrombie & Fitch Co. - Brand President, Hollister Co. We've done a tremendous amount of work competitively for our benchmarking. We've also introduced, as I mentioned earlier, some good, better, best pricing. So we have an opportunity actually both domestically and internationally. The customer can enter at a very comfortable price point, as well as reach a little bit higher, but more broadly speaking we have done a competitive analysis regionally and feel that we are in a good spot when we get to back to school, which is when we're rolling out all the new pricing. Unidentified Audience Member (inaudible - microphone inaccessible) Jonathan Ramsden - Abercrombie & Fitch Co. - COO We haven't been specific as to the significance and I think it's also not static. It's a constantly evolving process; we're constantly reviewing where the competitive set is going. The important point is that we have a clearly defined competitive set that we're monitoring and we're looking to be competitive with that group and obviously it does vary from market to market. Unidentified Audience Member (inaudible - microphone inaccessible) Jonathan Ramsden - Abercrombie & Fitch Co. - COO So let me just recap the question so everyone has it. So I think the question was the changes that we're making in Hollister, I think that was what your first part of the question is, how much are they informed by customer research versus other factors and then how are we taking that to A&F? Do you want to start it? Fran Horowitz - Abercrombie & Fitch Co. - Brand President, Hollister Co. So on the first question, I would say it's probably a combination Of customer feedback with fashion trend forecasting.. When I joined back in October, there was a lot of qualitative and quantitative research. Our customers are very vocal and they like to share their opinions on lots of things, so it's an opportunity to listen to what they had to say. We've also been able to travel and listen to our associates and customers. We've gone out and visited a lot of stores both in Europe, as well as domestically. 6 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2015 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. JUNE 23, 2015 / 2:30PM, ANF - Abercrombie & Fitch Co at Jefferies Consumer Conference

Jonathan Ramsden - Abercrombie & Fitch Co. - COO And I would say also that a lot of the changes we're making in the stores are ones that have been fairly obvious for some time. The store organization knew we needed to make those changes and what's happened over the past six months is that they've been empowered to make those changes. So broadly, the same themes are playing out in A&F. Again, we have research and feedback from multiple sources for A&F in the same way we do for Hollister, so I think the brands are on similar journeys in that respect. Unidentified Audience Member Any update on the CEO search? Jonathan Ramsden - Abercrombie & Fitch Co. - COO I think Arthur spoke on the CEO search on the last earnings call. The Board is continuing to work through it. I think as he stressed there, they are keen to make the right decision rather than necessarily a quick one. And I think the other important point is that the Company is moving forward in the meantime. We're not collectively waiting for that to be resolved; I think we're working effectively as a group currently and making important decisions to move the Company forward. Unidentified Audience Member (inaudible - microphone inaccessible) Jonathan Ramsden - Abercrombie & Fitch Co. - COO Yes, so we're already on Asos. We're going to expand Asos from A&F to also now include Hollister and then we have a new wholesale partner coming along for A&F. It's still fairly early innings for us in wholesale. We didn't have an established process for doing that, so we are having to learn how to execute wholesale and how it differs from our established retail model. We're talking to a number of different partners about potentially launching with them. We think it's got the potential to become significant, but we need to feel our way into it. But so far, we've been pleased with the results with Asos. Unidentified Audience Member Can you talk about your (inaudible) strategy (inaudible)? Jonathan Ramsden - Abercrombie & Fitch Co. - COO On any particular front? Unidentified Audience Member Just in general. 7 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2015 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. JUNE 23, 2015 / 2:30PM, ANF - Abercrombie & Fitch Co at Jefferies Consumer Conference

Jonathan Ramsden - Abercrombie & Fitch Co. - COO I think we have a very strong sourcing organization. We have great relationships with our vendors. The sourcing organization are obviously partnering with the merchants and planners to make sure we are getting the best pricing. We continue to evolve the mix of our factories while protecting the infrastructure we have. Hard to be much more specific on that. Fran, anything you want to --? Fran Horowitz - Abercrombie & Fitch Co. - Brand President, Hollister Co. Now that we're a branded organization, the teams are becoming increasingly educated and experienced in understanding more about their brands, as well as the regions across the world, which there are different nuances to. So just that opportunity to be focused on one brand is helping. There's also a lot of best practices and processes that we've put in place since we started, helping to develop and grow the team. Eddie Plank - Jefferies & Co. - Analyst (inaudible) cost structure, you've done a great job of managing down costs. How do you think about any potential opportunities going forward maybe on the manufactured side, SG&A bucket? Is there anything to focus on there? Jonathan Ramsden - Abercrombie & Fitch Co. - COO Yes, so to recap, we took out $250 million of expense through our profit improvement initiative. The phase we are moving into now, which we're referring to as continuous profit improvement, is just about continuing to create the mindset that we have to be looking for additional opportunities to save expense and be more efficient and we did identify some additional savings in the first quarter stemming out of that process. I think it's hard to sort of bucket it. I think we can look across all areas of the business and I think the greater degree of decentralization and pushing accountability down first to brands, from the brands to the stores, is helping with that process because it's giving more and more people a stake in the bottom line of the business. Eddie Plank - Jefferies & Co. - Analyst Any other questions? Thank you, guys. Jonathan Ramsden - Abercrombie & Fitch Co. - COO Thank you. D I S C L A I M E R Thomson Reuters reserves the right to make changes to documents, content, or other information on this web site without obligation to notify any person of such changes. In the conference calls upon which Event Transcripts are based, companies may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward-looking statement based on a number of important factors and risks, which are more specifically identified in the companies' most recent SEC filings. Although the companies may indicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and, therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized. THE INFORMATION CONTAINED IN EVENT TRANSCRIPTS IS A TEXTUAL REPRESENTATION OF THE APPLICABLE COMPANY'S CONFERENCE CALL AND WHILE EFFORTS ARE MADE TO PROVIDE AN ACCURATE TRANSCRIPTION, THERE MAY BE MATERIAL ERRORS, OMISSIONS, OR INACCURACIES IN THE REPORTING OF THE SUBSTANCE OF THE CONFERENCE CALLS. IN NO WAY DOES THOMSON REUTERS OR THE APPLICABLE COMPANY ASSUME ANY RESPONSIBILITY FOR ANY INVESTMENT OR OTHER DECISIONS MADE BASED UPON THE INFORMATION PROVIDED ON THIS WEB SITE OR IN ANY EVENT TRANSCRIPT. USERS ARE ADVISED TO REVIEW THE APPLICABLE COMPANY'S CONFERENCE CALL ITSELF AND THE APPLICABLE COMPANY'S SEC FILINGS BEFORE MAKING ANY INVESTMENT OR OTHER DECISIONS. ©2015, Thomson Reuters. All Rights Reserved. 5746196-2015-06-24T18:43:12.060 8 THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us ©2015 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. 'Thomson Reuters' and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies. JUNE 23, 2015 / 2:30PM, ANF - Abercrombie & Fitch Co at Jefferies Consumer Conference